Prospectus	May 28, 2009 Goldman Sachs Credit Strategies Fund

GOLDMAN SACHS CREDIT STRATEGIES FUND

The Goldman Sachs Credit Strategies Fund (the “Fund”) seeks a total return comprised of income and capital appreciation. The Fund will seek to achieve its investment objective by investing opportunistically in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers. Credit-related instruments also include preferred securities because such securities include features of fixed income (e.g., payment of income distribution). The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps and loan credit default swaps. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in any one or in any combination of the following categories of instruments: (i) investment grade fixed rate and floating rate income securities that are rated at the time of purchase at least BBB- by Standard and Poor’s Rating Group (“Standard & Poors”) or at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated are determined by the Fund’s Investment Adviser (as defined below) to be of comparable quality; (ii) credit securities that are rated at the time of purchase below investment grade (BB, Ba or below) by an NRSRO or unrated credit securities that are deemed by the Fund’s Investment Adviser (as defined below) to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iii) loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iv) convertible securities; (v) collateralized debt, bond and loan obligations; (vi) corporate debt obligations; (vii) bank obligations; (viii) U.S. government securities, and debt issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (ix) preferred securities and trust preferred securities; (x) structured securities; and/or (xi) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “Distressed” securities). The Fund may invest up to 100% of its Net Assets in any one of the categories of instruments included in the preceding list. The Fund may also hold cash, and/or invest in cash equivalents. The Fund will not invest 25% or more of its total assets in issuers that conduct their principal business activities in the same industry as further detailed in the Statement of Additional Information, as may be amended (“SAI”).

The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities.

There is no minimum credit rating for instruments in which the Fund may invest. The Fund may invest in securities below investment grade, distressed or defaulted securities.

The Fund is a newly-organized, non-diversified, closed-end management investment company that continuously offers its shares. The Fund currently offers one class of common shares (the “Shares”). Goldman Sachs Asset Management, L.P. (“GSAM”), serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Shares are, therefore, not readily marketable.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

The Fund intends to offer the Shares in a continuous offering. The offering price for the Shares will be equal to the NAV per Share plus any applicable sales charge calculated each regular business day. The Fund’s Shares will be offered through Goldman, Sachs & Co. (the “Distributor” or “Goldman Sachs”), an affiliate of the Investment Adviser, as the exclusive distributor. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

	Price to Public[1]	Sales Load[2]	Proceeds to Fund[3]
Per Share	$10.25	$0.25	$10.00

Total[4]	$513,525,000	$12,525,000	$501,000,000

[1]	Shares are offered on a best efforts basis and will be offered continuously at a price equal to NAV per Share plus any applicable sales charge.

[2]	The Shares will be sold at NAV plus a sales charge. The sales charge will be imposed by the party responsible for selling the Shares to an investor. Investors who purchase a large amount of Shares may be eligible for a reduced sales charge. See “Shareholder Guide—When Are Shares Not Subject To A Sales Load” The Fund will pay out of its assets a monthly service fee to Goldman Sachs & Co. See “Shareholder Guide—What Should I Know When I Purchase Shares Through An Authorized Institution” Goldman Sachs & Co. may pay all or a portion of these fees to Authorized Institutions (defined below). The amount of such fee will be 0.25% annually of the average daily net assets attributed to the Shares.

[3]	GSAM will pay the Fund’s organizational costs in full.

[4]	These amounts assume all shares currently registered are sold in the continuous offering.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the Securities and Exchange Commission (“SEC”) a SAI dated May 28, 2009, as may be amended, containing additional information about the Fund. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus). The Table of Contents of the SAI appears in Appendix B of this Prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. The Fund’s SAI is, and the annual and semi-annual reports will be available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.goldmansachsfunds.com.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Fund and the Investment Adviser may seek exemptive relief to, among other things, facilitate the operation of the Fund as an “interval fund” as provided for in Rule 23c-3 under the Investment Company Act of 1940, as may be amended (“1940 Act”) and if the relief is granted, the Investment Adviser and/or Fund may (i) designate multiple classes of shares; (ii) impose on certain of the classes an Early Withdrawal Charge and schedule waivers of such; (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the distribution of the shares of the particular class. If granted, the Fund and/or the Investment Adviser may be required to comply with certain regulations that would not otherwise apply.

Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and in the SAI.

The Fund	The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an “interval fund” (as defined below). See “The Fund.”

The Offering	The Fund intends to offer the Shares in a continuous offering. The offering price for the Shares will be equal to the NAV per Share plus any applicable sales charge calculated each regular business day. The Fund’s Shares will be offered through the Distributor, an affiliate of the Investment Adviser, as the exclusive distributor. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The minimum initial investment is $25,000, subject to certain exceptions, with a $50 minimum amount required for subsequent investments. The Fund reserves the right to reject a purchase order for any reason. See “Shareholder Guide—How to Buy Shares.”

Periodic Repurchase Offers	The Fund is an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December, and the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”) for the first repurchase offer is currently expected to be September 18, 2009. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to shareholders between one and three business days and will distribute such payment no later than seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Offers Risk.”

Exchange Privilege	Shareholders may exchange Class A shares of certain other funds included in the Goldman Sachs mutual fund complex (“Goldman Sachs Funds”) into Shares of the Fund. Shareholders may also move an investment in the Shares of the Fund into Class A shares of certain other Goldman Sachs Funds in conjunction with quarterly repurchases made by the Fund. See “Shareholder Guide—Can I Exchange My Investment From One Goldman Sachs Fund to Another Goldman Sachs Fund?”

Investment Objective and Strategies	The Fund seeks a total return comprised of income and capital appreciation. The Fund will seek to achieve its investment objective by investing opportunistically in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers. Credit-related instruments also include preferred securities because such securities include features of fixed income (e.g., payment of income distribution). The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps and loan credit default swaps. Under normal market conditions, the Fund will invest at least 80% of its Net Assets in any one or in any combination of following categories of instruments: (i) investment grade fixed rate and floating rate income securities that are rated at the time of purchase at least BBB- by Standard and Poor’s or at least Baa3 by Moody’s, or have a comparable rating by another NRSRO, or, if unrated are determined by the Investment Adviser to be of comparable quality; (ii) credit securities that are rated at the time of purchase below investment grade (BB, Ba or below) by an NRSRO or unrated credit securities that are deemed by the Investment Adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iv) convertible securities; (v) collateralized debt, bond and loan obligations; (vi) corporate debt obligations; (vii) bank obligations; (viii) U.S. government securities, and debt issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (ix) preferred securities and trust preferred securities; (x) structured securities; and/or (xi) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “Distressed” securities). The Fund may invest up to 100% of its Net Assets in any one of the categories of instruments included in the preceding list. The Fund may also hold cash, and/or invest in cash equivalents. The Fund will not invest 25% or more of its total assets in issuers that conduct their principal business activities in the same industry as further detailed in the SAI.

There is no minimum credit rating for instruments in which the Fund may invest. The Fund may invest in securities below investment grade, distressed or defaulted securities.

The Fund may invest in derivatives using any counterparty within the applicable limitations of the 1940 Act and applicable SEC guidance, if any.

See “Fund Investment Objectives and Strategies.”

Duration	The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration.

Investment Adviser	GSAM serves as the investment adviser of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions and is responsible for the Fund’s business affairs and other administrative matters. As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rates (as a percentage of the Fund’s average daily net assets, thus excluding borrowings for investment purposes): 1.00% of the first $1 billion, 0.90% of the next $1 billion, 0.86% of the next $3 billion, 0.84% of the next $3 billion and 0.82% over $8 billion.

The Investment Adviser is located at 32 Old Slip, New York, New York 10005. The Investment Adviser has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company and an affiliate of Goldman Sachs. As of December 31, 2008, the Investment Adviser, including its investment advisory affiliates, had assets under management of $690.7 billion. See “Management of the Fund.”

Distributions	The Fund pays dividends from its investment income and distributions from net realized capital gains. Dividends from net investment income are declared daily and paid quarterly, and distributions from net capital gains are declared and paid annually. You may choose to have dividends and distributions paid in cash, additional Shares of the Fund, or Class A shares of certain other Goldman Sachs Funds. Special restrictions may apply. See “Additional Information About the Fund—Dividends.”

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide some liquidity to shareholders, the Fund is

PROSPECTUS SUMMARY

structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. See “Shareholder Guide—How to Sell Shares”

Custodian and Transfer Agent	State Street Bank and Trust Company is the Fund’s custodian. Goldman Sachs serves as the Fund’s transfer agent and, as such, performs various shareholder servicing functions. See “Management of the Fund—Other Service Providers.”

Special Risk Considerations	The following are the principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Principal Risks of The Fund” and in Appendix A.

Credit
Strategies
• Applicable	Fund
Call	•
Closed-end Interval Fund	•
Collateralized Debt Obligation	•
Credit/Default	•
Derivatives	•
Distressed Debt	•
Extension	•
Foreign	•
Interest Rate	•
Leverage	•
Liquidity	•
Management	•
Market	•
NAV	•
Non-Diversification	•
Non-Hedging Foreign Currency Trading	•
Non-Investment Grade Securities[1]	•
Repurchase Offers	•
Second Lien Loans	•
Senior Loans	•
Sovereign
Political	•
Economic	•
Repayment	•
Special Situations Investments	•
U.S. Government Securities	•

[1]	Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default.

Anti-Takeover Provisions	The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Additional Information About the Fund—Anti-Takeover Provisions.”

Fund Fees and Expenses

Credit
Strategies
Fund
Shareholder Transaction Expenses Maximum Sales Charge (Load) Imposed on Purchases	2.50%
Annual Expenses (as a percentage of net assets attributable to the Shares)
Management Fees[1]	1.00%
Service Fees	0.25%
Other Expenses[2]*	0.36%

Total Fund Operating Expenses*	1.61%

*	The “Other Expenses” and “Total Fund Operating Expenses” shown in the table above do not reflect voluntary expense limitations currently in place with respect to the Fund. The Fund’s “Other Expenses” and “Total Fund Operating Expenses,” after application of current expense limitations, are as set forth below. These expense limitations may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval. If this occurs, the “Other Expenses” and “Total Fund Operating Expenses” shown below would be higher.

Credit
Annual Expenses	Strategies
(as a percentage of net assets attributable to the Shares):	Fund

Management Fees[1]	1.00%
Service Fees	0.25%
Other Expenses[2]	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.60%

[1]	The Investment Adviser is entitled to management fees from the Fund at the annual rates equal to the following percentages of the Fund’s average daily net assets, thus excluding borrowings for investment purposes:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets
Credit Strategies	1.00%	First $	1 Billion
	0.90%	Next $	1 Billion
	0.86%	Next $	3 Billion
	0.84%	Next $	3 Billion
	0.82%	Over $	8 Billion

[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.15% of the average daily net assets of the Fund’s Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund’s Shares.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly.

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs associated with repurchases, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses remain the same, except to reduce annual expenses to reflect the completion of organization expense amortization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Credit Strategies	$41	$75	$110	$211

The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

Certain institutions that sell or invest in Fund Shares may receive other compensation in connection with the sale and distribution of Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Institution?” in the Prospectus.

Use of Proceeds

The Fund will invest its initial capital and net proceeds from the initial subscriptions of Shares in accordance with the Fund’s investment objective and strategies described elsewhere in this Prospectus. It is presently anticipated that the Fund will be able to fully invest the net proceeds according to its investment objective and policies within approximately three to four months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund’s investment objective and strategies. Pending such investment, it is anticipated that the proceeds will be invested in short or long term municipal securities or securities issued by the U.S. Government or its instrumentalities or in high quality, short term, money market instruments.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act that is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on February 24, 2009. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 71 S. Wacker Drive, Chicago, IL 60606, and its telephone number is 1-800-526-7384.

General Investment
Management Approach

The Fund Described In This Prospectus is Not a Money Market Fund. Investors In The Fund Should Understand That The NAV Of The Fund Will Fluctuate, Which May Result In A Loss Of The Total Or A Portion Of The Principal Amount Invested.

Goldman Sachs’ Global Corporate Credit Investment Philosophy
The Investment Adviser’s Global Corporate Credit investment process revolves around four key elements:

1. Research and evaluate prospective investments. Investment idea generation begins with our portfolio managers, credit analysts and traders through a combination of the below:

■	Fundamental research:

■	A focus on market conditions and pricing trends,
■	Quantitative research, and/or
■	News and market events.

■	Ideas are subjected to extensive financial, business and legal due diligence to arrive at security selection recommendations.

2. Identify best ideas and formulate strategy. The Corporate Investment Team—a group of the Investment Adviser’s senior credit experts—meets weekly to discuss and evaluate individual credit ideas and existing risk exposures. The Committee also formulates broad strategic themes based on sector views, market developments and trends.

3. Construct Portfolio. The portfolio managers construct the portfolio based on a combination of the below.

■	Relative value analysis of security selection recommendations:

■	Top-down scenario analysis to incorporate macroeconomic views and market technicals into the investment selection process; and
■	Diversification across market segments, industry sectors and instrument types to mitigate risk and account for the likelihood that investments will “pay-off” at different times.

■	Positions are sized based upon the risk and return profiles of the investments, accounting for:

■	Liquidity of underlying instruments,
■	Structural complexity that is difficult to model,
■	Cash flow uncertainty, and/or
■	Significant downside potential.

4. Monitor risk and manage the portfolio on an ongoing basis

■	Conduct regular performance, operational and risk reviews.
■	Evaluate exit opportunities.
■	Risk (both ex-post and ex-ante) and returns will be monitored by both the portfolio managers and the independent risk oversight team.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs
Credit Strategies Fund

     INVESTMENT OBJECTIVE

The Fund seeks a total return comprised of income and capital appreciation.*

     PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing opportunistically in various credit-related instruments. “Credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers. Credit-related instruments also include preferred securities because such securities include features of fixed income (e.g., payment of income distribution). The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps and loan credit default swaps. Under normal market conditions, the Fund will invest at least 80% of its Net Assets in any one or in any combination of the following categories of instruments: (i) investment grade fixed rate, and floating rate income securities that are rated at the time of purchase at least BBB- by Standard and Poor’s or at least Baa3 by Moody’s, or have a comparable rating by another NRSRO, or, if unrated are determined by the Investment Adviser to be of comparable quality; (ii) credit securities that are rated at the time of purchase below investment grade (BB, Ba or below) by an NRSRO or unrated credit securities that are deemed by the Investment Adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities; (iii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iv) convertible securities; (v) collateralized debt, bond and loan obligations; (vi) corporate debt obligations; (vii) bank obligations; (viii) U.S. government securities, and debt issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (ix) preferred securities and trust preferred securities; (x) structured securities; and/or (xi) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “Distressed” securities).** The Fund may invest up to 100% of its Net Assets in any one of the categories of instruments included in the preceding list. The Fund may also hold cash and/or invest in, cash equivalents. The Fund will not invest 25% or more of its total assets in issuers that conduct their principal business activities in the same industry as further detailed in the SAI.

The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities.

There is no minimum credit rating for instruments in which the Fund may invest. The Fund may invest in securities below investment grade, distressed or defaulted securities.

The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.

The Fund may invest in derivatives using any counterparty within the applicable limitations of the 1940 Act and applicable SEC guidance, if any.

The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration.

The Fund’s benchmark is the Merrill Lynch USD LIBOR 1-Month Constant Maturity Index.*** Because the composition of the index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), this benchmark is for informational purposes only. The benchmark is not necessarily an indication of how the Fund is managed nor of the Fund’s portfolio holdings.

* The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in its investment objective
** To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
*** The Merrill Lynch USD 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Goldman Sachs
Credit Strategies Fund continued

The Fund is “non-diversified” under the 1940 Act, and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default.

Other Investment Practices and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual report, when available. For more information about these and other investment practices and securities, see Appendix A.

10 Percent of total assets (italic type)	Credit
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)	Strategies
• No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Currency Options and Futures	•
Cross Hedging of Currencies	•
Currency Swaps	•
Credit, Interest Rate and Total Return Swaps	•
Financial Futures Contracts	•
Foreign Currency Transactions (including forward contracts)	•
Forward Foreign Currency Exchange Contracts	•
Interest Rate Floors, Caps and Collars	•
Investment Company Securities (including exchange-traded funds)*	10
Mortgage Dollar Rolls	•
Mortgage Swaps	•
Options (including Options on Futures)	•
Options on Foreign Currencies[1]	•
Repurchase Agreements	•
Standby Commitments and Tender Option Bonds	•
When-Issued Securities and Forward Commitments	•
Investment Securities
Asset-Backed and Mortgage-Backed Securities	•
Bank Obligations	•
Collateralized Debt Obligations	•
Convertible Securities	•
Corporate Debt Obligations and Trust Preferred Securities	•
Distressed Debt	•
Floating and Variable Rate Obligations	•
Foreign Securities	•
Investment Grade Securities	•
Loans and Loan Participations	•
Non-investment Grade Securities[2]	•
Preferred Stock, Warrants and Rights	•
Second Lien Loans	•
Senior Loans	•
Special Situation Investments	•
Structured Securities (which may include credit-linked notes)	•
Taxable Municipal Securities	•
Tax-Free Municipal Securities	•
Temporary Investments	•
U.S. Government Securities	•

*	This percentage limitation does not apply to the Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of the 1940 Act, an SEC exemptive order or SEC exemptive rule.
[1]	The Fund may purchase and sell call and put options on foreign currencies.
[2]	Includes credit securities that are rated at the time of purchase below investment grade (BB, Ba or below) by an NRSRO or unrated credit securities that are deemed by the Investment Adviser to be of comparable quality, which securities are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and which may include distressed and defaulted securities.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit
Strategies
• Applicable	Fund
Call	•
Closed-end Interval Fund	•
Collateralized Debt Obligation	•
Credit/Default	•
Derivatives	•
Distressed Debt	•
Extension	•
Foreign	•
Interest Rate	•
Leverage	•
Liquidity	•
Management	•
Market	•
NAV	•
Non-Diversification	•
Non-Hedging Foreign Currency Trading	•
Non-Investment Grade Securities[1]	•
Repurchase Offers	•
Second Lien Loans	•
Senior Loans	•
Sovereign
Political	•
Economic	•
Repayment	•
Special Situations Investments	•
U.S. Government Securities	•

[1]	Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default.

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Closed-End Interval Fund Risk—The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s Shares are not intended to be used for trading purposes. The Fund does not currently intend to list its Shares for trading on any securities exchange. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.
■	Collateralized Debt Obligation Risk—The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in CDOs are also more difficult to value than other investments. In addition, although not required, valuations of Fund holdings are ordinarily verified via a second pricing source. However, second source pricing may not be available with respect to certain CDOs in which the Fund invests as a result of a lack of readily available market quotations. In addition, there may be delays in the Fund’s ability to invest in CDOs at desired levels as a result of the increased time necessary for the Investment Adviser to resolve valuation and operational issues necessary to make these investments.

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. The credit quality of the Fund’s portfolio

PRINCIPAL RISKS OF THE FUND

securities may deteriorate after the time of purchase, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holder or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Distressed Debt Risk—The Fund may invest in obligations of financially troubled companies (sometimes known as “Distressed” securities). In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.
■	Foreign Risk—The Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Leverage Risk—The Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. Any leverage used by the Fund would be limited to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. Although the Fund is permitted to borrow and use other leveraging practices to the full extent permitted under the 1940 Act, the Fund does not currently intend to borrow for leveraging purposes or otherwise use leverage.
■	Liquidity Risk—The risk that the Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there are no willing buyers and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

The Fund may invest in non-investment grade or unrated securities, structured credit securities and emerging country issuers. In such case, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions (whether or not accurate).

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	NAV Risk—The risk that the NAV of the Fund and the value of your investment will fluctuate.
■	Non-Diversification Risk—The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
■	Non-Investment Grade Securities Risk—The Fund may invest in non-investment grade securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations.
■	Repurchase Offers Risk—As described under “Periodic Repurchase Offers,” the Fund is an “interval fund” and, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain shareholders, including Goldman Sachs Private Wealth Management clients and other clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request.

PRINCIPAL RISKS OF THE FUND

■	Second Lien Loans Risk—The Fund may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
■	Senior Loan Risk—The Fund may invest in Senior Loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of Senior Loans.
■	Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Special Situation Investments Risk—The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities that may be purchased by the Fund may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

As the Fund has not yet commenced operations as of the date of this Prospectus, no full calendar year performance information is available.

Management of the Fund

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser are managed under the direction of its Board of Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Credit Strategies

GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs. As of March 31, 2009, GSAM, including its investment advisory affiliates, had assets under management of $664.2 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets, thus excluding borrowings for investment purposes):

Fund	Contractual Rate
Credit Strategies	1.00%	First $1 Billion
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
	0.82%	Over $8 Billion

The Investment Adviser may voluntarily waive a portion of its management fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ initial approval of the Management Agreement for the Fund will be available in the Fund’s semi-annual report dated September 30, 2009.

     FUND MANAGERS

Global Corporate Credit Portfolio Management Team

■	The Global Corporate Credit Team consists of 60 investment professionals and manages over $56 billion in assets.
■	The team is led by Gregg Felton who has over 13 years of investment experience, with specific expertise in opportunistic corporate credit investing. GSAM’s U.S. and Global Fixed Income Group is led by Jonathan A. Beinner, with 20 years of investment experience, and Tom Kenny, with 22 years of investment experience.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Gregg Felton Managing Director, Global Fixed Income and Currency, and Head GSAM Global Corporate Credit	Senior Portfolio Manager— Global Corporate Credit Group	Since 2009	Mr. Felton joined the Investment Adviser in 2006 as Chief Investment Officer for Liberty Harbor. Prior to joining the Investment Adviser, Mr. Felton was the portfolio manager for the Global Investment Group and a partner at Amaranth Advisors. Before joining Amaranth, he was a vice president at the Chase Manhattan Bank.

Jonathan Beinner Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2009	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of GSAM Fixed Income in 2002.

Tom Kenny Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2009	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of GSAM Fixed Income in 2002.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

     OTHER SERVICE PROVIDERS

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of the Fund’s Shares. It is currently anticipated that Goldman Sachs will receive no compensation for its services as Distributor. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions. State Street Bank and Trust Company is the Fund’s custodian. State Street Bank and Trust Company may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

From time to time, Goldman Sachs, or any of its affiliates or certain Authorized Institutions (as defined herein) may purchase and hold Shares of the Fund. Goldman Sachs reserves the right to tender for repurchase some or all of the Shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a full service investment banking broker dealer, asset management and financial services

MANAGEMENT OF THE FUND

organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. Goldman Sachs may restrict transactions for itself, but not for the Fund (or vice versa). The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Fund. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

     CONTROL PERSON

Prior to the offering, Goldman Sachs will purchase Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At that time, Goldman Sachs will own 100% of the outstanding Shares. Goldman Sachs may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares.

     FUND EXPENSES

In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, shareholder servicing transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Additional Information About the Fund

     DESCRIPTION OF SHARES

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board of Trustees may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

     DIVIDENDS

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional Shares of the Fund
■	Class A shares of certain other Goldman Sachs Funds. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the Fund. If cash dividends are elected with respect to the Fund’s quarterly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Credit Strategies	Daily	Quarterly	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase Shares of the Fund, part of the NAV per Share may be represented by undistributed income and/or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such Shares from such income and/or realized gains may be taxable to you even if the NAV of the Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

ADDITIONAL INFORMATION ABOUT THE FUND

     ANTI-TAKEOVER PROVISIONS

The Declaration of Trust, as may be amended, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates (a “Principal Shareholder”). The transactions subject to these special approval requirements, with certain exceptions, are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder; or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of assets of any Principal Shareholder.

This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the SEC and contains the full text of these provisions.

     CONVERSION TO OPEN END FUND

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any differences in operating expenses between open-end and a closed-end fund like the Fund (due to the expenses of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, the liquidity of the Fund’s portfolio and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires: either (a) approval by not less than seventy five percent (75%) of shares of each class or series outstanding, voting separately, or (b) approval by a majority of the Trustees, followed by approval by a majority of outstanding shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

Shareholder Guide

     PLAN OF DISTRIBUTION

The Distributor serves as the exclusive distributor of Shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Fund.

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Shares.

     HOW TO BUY SHARES

Shares Offering
Shares of the Fund will be continuously offered through the Distributor, as the exclusive distributor. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is an affiliate of the Investment Adviser. The Shares will be offered at NAV per share plus any applicable sales charge calculated each regular business day.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Fund’s Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. Neither the Investment Adviser, nor the Distributor, intends to make a market in the Fund’s Shares.

The address of the Distributor is 85 Broad Street, New York, New York 10004. Prior to the offering of Shares, an affiliate of the Investment Adviser will have purchased Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

How Can I Purchase Shares Of The Fund?
You may purchase Shares of the Fund through certain brokers, registered investment advisers, financial institutions and institutions that have agreed to provide personal and account maintenance services to their customers who are the beneficial owners of Shares (“Authorized Institutions”).

In order to make an initial investment in the Fund, you must furnish to the Fund or your Authorized Institution the information in the Account Application. An order will be processed upon receipt of payment.

To Open An Account:

■	Complete the Account Application
■	Mail your payment and Account Application to your Authorized Institution: Your Authorized Institution is responsible for forwarding payment promptly (within three business days) to the Fund.

Your Authorized Institution should:

■	Place an order through certain electronic trading platforms (e.g., National Securities Clearing Corporation (“NSCC”)).

The Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers. Individual retirement accounts and Coverdell ESAs may only purchase Shares of the Fund through Authorized Institutions.

Generally, Shares may be purchased from the Fund on any business day at its NAV next determined after receipt of an order by Goldman Sachs from an Authorized Institution.

Authorized Institutions are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion.

What Is My Minimum Investment In The Fund?
The minimum initial investment in the Fund is $25,000, subject to certain exceptions, with a $50 minimum amount required for subsequent investments.* The minimum investment is the same for regular accounts, employer sponsored benefit plans, uniform gift/transfer to minors accounts (UGMA/UTMA), individual retirement accounts and Coverdell ESAs, and automatic investment plan accounts. The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Fund; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the

*  No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g. retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

SHAREHOLDER GUIDE

discretion of the Fund’s officers; and for other investors at the discretion of the Fund’s officers.

What Should I Know When I Purchase Shares Through An Authorized Institution?
Authorized Institutions and other financial intermediaries may provide varying arrangements related to client purchases and repurchases of Fund Shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, Repurchase Offer Notices, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If Shares of the Fund are held in a “street name” account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to place orders for purchases, repurchases or exchanges of Shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of Shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the Shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Fund reserves the right to repurchase your Shares as described under “What Else Do I Need to Know About Repurchases?” in the Shareholder Guide. The Fund will not be responsible for any loss in an investor’s account resulting from such a repurchase.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Authorized Institution’s customers and the Fund
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Fund, purchase, repurchase and exchange orders placed by or on behalf of their customers, and if approved by the Fund, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by an Authorized Institution or financial intermediary on a business day, and the order will be priced at the Fund’s NAV per Share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Institutions and financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Institution or financial intermediary to learn whether it is authorized to accept orders for the Fund.

The Fund has adopted a service plan (the “Plan”) under which the Shares bear service fees paid to Goldman Sachs. Goldman Sachs generally receives and pays the service fees on a monthly basis. Under the Plan, Goldman Sachs is entitled to receive a fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, or by Goldman Sachs to Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their Shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of Shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing Shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Fund reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment requirements.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Modify the manner in which Shares are offered.
■	Modify the sales charge rates applicable to future purchases of Shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Fund.

The Fund may allow you to purchase Shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Fund and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily repurchase an investor’s Shares and close an account in the event that the Fund is unable to verify an investor’s identity. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and repurchasing an investor’s Shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy Shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The Fund calculates NAV as follows:

NAV =	(Value of Assets) – (Liabilities) Number of Outstanding Shares

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation

SHAREHOLDER GUIDE

procedures established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund Shares. However, it involves the risk that the values used by the Fund to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per Share is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund Shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund Shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early (e.g., Columbus Day and Veterans Day), the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase orders received after the Fund’s closing time and credit will be given on the next business day.
■	The Fund reserves the right to reprocess purchase (including dividend re-investments), repurchase and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Fund reserves the right to advance the time by which purchase orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and Shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than its regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Fund may, but is not required to, open for purchase and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase Fund Shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order is received in proper form before the Fund closes, Shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased Shares on the business day after payment is received.

■	If a purchase order is placed through an Authorized Institution that settles through the NSCC, the purchase order will begin accruing dividends on the NSCC settlement date.

■	Shares Purchased by Check:

■	If a purchase order is received in proper form before the Fund closes, Shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased Shares on the business day after payment is received.

What Is The Offering Price Of Shares?
The offering price of Shares of the Fund is the next determined NAV per Share plus a sales charge paid to Goldman Sachs at the time of purchase of Shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the sales charge may be eliminated altogether, and the offering price will be the NAV per Share. The current sales charges and commissions paid to certain Authorized Institutions for Shares of the Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $150,000	2.50%	2.56%	2.50%
$150,000 up to (but less than) $500,000	1.75	1.78	1.75
$500,000 up to (but less than) $1 million	1.00	1.01	1.00
$1 million or more	0.00 **	0.00 **	0.00 ***

*	Dealer’s allowance may be changed periodically. Authorized Institutions to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Shares of $1 million or more.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 0.50% of the amount under $3 million, and 0.25% thereafter.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding Shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding Shares of the Fund or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding Shares of the Fund or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that if the Fund’s Transfer Agent is properly notified under the section “How Can The Sales Charge On Shares Be Reduced?—Right of Accumulation” described below, the “Amount of Purchase” in the preceding chart will be deemed to include all Shares of the Fund and all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that are held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Shares of the Fund or any Class A, Class B and/or Class C Shares of the Goldman Sachs Funds held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Shares of the Fund or Class A, Class B and/or Class C Shares of the Goldman Sachs Funds may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Shares currently held will be valued at their current market value.

You should also note that if through your Authorized Institution you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, within a 13-month period, $150,000 or more in Shares of the Fund or Class A Shares of one or more Goldman Sachs Funds, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering

SHAREHOLDER GUIDE

price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the SAI, information about sales charge discounts is available from your Authorized Institution or other financial intermediary and, free of charge, on the Fund’s website at http://www.goldmansachsfunds.com.

When Are Shares Not Subject To A Sales Load?
Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Fund and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of Shares of the Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Fund available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution or the Fund if you no longer are eligible for the exemption.

The Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Shares Be Reduced?

■	Right of Accumulation: When buying Shares in the Fund and the Goldman Sachs Funds, your current aggregate investment determines the sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Shares of the Fund and Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, plus new purchases, reaches $150,000 or more. Shares of the Fund and Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares of the Goldman Sachs Funds and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of

GS Ayco Holding LLC, respectively. In addition, under some circumstances, Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Funds purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records. The SAI has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $150,000 or more within a period of 13 months in Shares of the Fund and Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and repurchase Shares in your account to pay this additional charge, as of the next Repurchase Offer (as defined below) following the expiration of the 13-month period, if the Statement of Intention is not met. The SAI has more information about the Statement of Intention, which you should read carefully.

     HOW TO SELL SHARES

Periodic Repurchase Offers
The Fund has adopted the following fundamental policies, which cannot be changed without shareholder consent, in order to repurchase its Shares:

■	On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.
■	The Fund will repurchase only Shares that are tendered by the Repurchase Request Deadline. The Fund’s Board of Trustees will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on the third Friday of the month in which the repurchase occurs but such date may be revised by the Investment Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it. The Fund anticipates that the Repurchase Pricing Date for a Repurchase Offer normally will be the same date as the Repurchase Request Deadline for that Repurchase Offer.
■	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

The Fund normally will repurchase Shares that are tendered by the Repurchase Request Deadline and accepted for repurchase at the NAV determined as of the Fund’s close of business (which is the close of business of The New York Stock Exchange, normally 4:00 p.m. New York time) on the Repurchase Pricing Date. The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts. Each quarter, the Fund’s Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, the additional up to 2% of Shares offered to be repurchased by the Fund.

Certain shareholders, including Goldman Sachs Private Wealth Management clients and other clients or affiliates of the Investment Adviser and/or other funds managed by the

SHAREHOLDER GUIDE

Investment Adviser, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any Repurchase Offer. See “Shareholder Guide—How to Sell Shares—Oversubscribed Repurchases Offers.”

Repurchase Offer Notices. The Fund will send shareholders, Authorized Institutions or other intermediaries a Repurchase Offer Notice. Authorized Institutions or other intermediaries, in turn, are responsible for providing the Repurchase Offer Notice to their respective customers who are shareholders of the Fund. The Fund will send the Repurchase Offer Notice to shareholders or Authorized Institutions at least 21 calendar days but not more than 42 calendar days before the Repurchase Request Deadline for a Repurchase Offer. Shareholders who purchase Shares after the mailing of the Repurchase Offer Notice may not receive a hard copy of the Repurchase Offer Notice, but may access the Repurchase Offer Notice via the Fund’s website at www.goldmansachsfunds.com and via the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. The Repurchase Offer Notice will include information about the Repurchase Offer, including:

■	The percentage of the Fund’s Shares to be repurchased.
■	How you may request the Fund to repurchase your Shares.
■	The Repurchase Request Deadline.
■	The Repurchase Pricing Date.
■	The Repurchase Payment Deadline, which is the date by which the Fund will send the payment to shareholders for Shares accepted for repurchase. The date will be not more than 7 calendar days after the Repurchase Pricing Date.

Repurchase Requests. A shareholder may tender all or some of his or her Shares for repurchase. You may withdraw or change a repurchase request at any time up until the Repurchase Request Deadline for a particular Repurchase Offer, but not after that date. Shares properly withdrawn will not thereafter be deemed to be tendered for purposes of the Repurchase Offer. However, withdrawn Shares may be retendered by following the procedures described in this Prospectus prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed.

Repurchase Request Deadline. As discussed above, it is anticipated that the Repurchase Request Deadline for each quarterly Repurchase Offer will ordinarily be the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern Time, but the New York Stock Exchange may close earlier on certain days) on the third Friday of the month in which the repurchase occurs. The first quarterly Repurchase Offer will commence in September, 2009.

Repurchase Pricing Date. The repurchase price of the Shares for a particular Repurchase Offer will be the NAV determined as of the close of the New York Stock Exchange on the Repurchase Pricing Date for that Repurchase Offer. The Fund anticipates that the Repurchase Pricing Date for a Repurchase Offer normally will be the same date as the Repurchase Request Deadline for that Repurchase Offer. In that case, the Fund will set the Repurchase Request Deadline for a time no later than the close of the New York Stock Exchange on that date. The Fund, however, may choose to make the Repurchase Pricing Date for a Repurchase Offer as many as 14 calendar days after the Repurchase Request Deadline for that Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date for that Repurchase Offer will be the following regular business day. The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request.

The Fund does not presently plan to deduct any repurchase fees from the repurchase proceeds. However, in the future the Board of Trustees may determine to impose a repurchase fee payable to the Fund to help it defray its expenses of making Repurchase Offers.

Repurchase Payment Deadline. The Fund expects to distribute repurchase proceeds in cash to shareholders between one and three business days and will distribute such repurchase payments no later than seven calendar days after each Repurchase Pricing Date. Alternatively, shareholders may move their investment in the Shares of the Fund into Class A shares of certain other Goldman Sachs Funds in conjunction with quarterly repurchases made by the Fund. See “Shareholder Guide—Can I Exchange My Investment From One Goldman Sachs Fund to Another Goldman Sachs Fund?”

Oversubscribed Repurchase Offers. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a repurchase request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, the additional up to 2% of Shares (described above) offered to be repurchased by the Fund. The aggregate tenders include Shares that the Fund determines to repurchase as described under “What Else Do I Need to Know About Repurchases?” in this Shareholder Guide. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the tendered

Shares on a pro rata basis, rounded down to the nearest .001 of a Share.

If a Repurchase Offer is oversubscribed, shareholders may be unable to liquidate some or all of their investment during that Repurchase Offer. In that case, the shareholder may have to wait until a later Repurchase Offer to tender Shares for repurchase and would be subject to the risk of NAV fluctuations during that period. Shareholders must submit a new repurchase request for that Repurchase Offer. Any subsequent Repurchase Offer may also be oversubscribed.

Suspension or Postponement of Repurchase Offers. The Fund may postpone or suspend Repurchase Offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board of Trustees, including a majority of the Independent Trustees. The Fund or your Authorized Institution will send you a notice if there is a suspension or postponement of a Repurchase Offer and if a Repurchase Offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

■	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.
■	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares.
■	During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its shareholders.
■	If the Fund’s Shares were to be listed on a stock exchange or quoted on an inter-dealer quotation system of a national securities association (such as NASDAQ) and the repurchase would cause the Shares to lose that listing or quotation, or
■	During any period in which the New York Stock Exchange or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

Repurchase Offers Liquidity Requirement. From the time the Fund or Authorized Institution sends a Repurchase Offer Notice to shareholders until the Repurchase Pricing Date, the Fund must maintain liquid assets at least equal to the Repurchase Offer Amount. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period equal to the period between the Repurchase Request Deadline and the Repurchase Payment Date, or which mature by the Repurchase Payment Date.

You may submit a repurchase request either to the Fund directly or through your Authorized Institution. Customers of an Authorized Institution will normally give their repurchase instructions to the Authorized Institution, and the Authorized Institution, in turn, will place repurchase orders with the Fund. The Fund may transfer repurchase proceeds to an account with an Authorized Institution, or repurchase proceeds may be sent to shareholders by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Repurchases may be requested in writing, by electronic trading platform or by telephone. Generally, any repurchase request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

The Repurchase Request Deadline will be strictly observed.

When Do I Need A Medallion Signature Guarantee?
A Medallion signature guarantee may be required if:

■	A repurchase request is made in writing to tender for repurchase Shares in an amount over $50,000, the proceeds of which will be paid by check;
■	You would like the repurchase proceeds sent to an address that is not your address of record; or
■	You would like the repurchase proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Fund. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Repurchase Requests?
The Fund, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Fund accepts unauthorized telephone repurchase requests that the Fund reasonably believes to be genuine. The Fund may accept telephone repurchase instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit repurchase requests by telephone. Thus, you risk possible losses if telephone repurchase instructions are not authorized by you. In an effort to prevent unauthorized or fraudulent repurchase and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc (“BFDS”) each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. If reasonable

SHAREHOLDER GUIDE

procedures are not employed, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone repurchase requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone repurchases will only be filled by a wire transfer to the bank account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the repurchase proceeds by check during this time period, a repurchase request must be in the form of a written letter (a Medallion signature guarantee may be required).
■	The telephone repurchase option does not apply to Shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Institution. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone repurchases on your behalf.
■	The telephone repurchase option may be modified or terminated at any time without prior notice.

How Are Repurchase Proceeds Paid?
By Wire: The Fund may arrange for repurchase proceeds to be wired as federal funds to an account with your Authorized Institution to the domestic bank account as designated in the current records of the Transfer Agent. In addition, repurchase proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring repurchase proceeds:

■	Repurchase proceeds will normally be wired within three days in federal funds, but may be paid up to seven calendar days following the Repurchase Pricing Date.
■	If you are tendering for repurchase Shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the repurchase proceeds would ordinarily be wired, wiring the repurchase proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions, signed by an authorized person designated in the current records of the Transfer Agent.
■	Neither the Fund nor Goldman Sachs, assumes any responsibility for the performance of your bank or any other financial intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: You may elect in writing to receive your repurchase proceeds by check. See “When Do I Need A Medallion Signature Guarantee” above. Repurchase proceeds paid by check will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If you are tendering for repurchase Shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Repurchases?
The following generally applies to repurchase requests:

■	Shares of the Fund earn dividends declared on the day the Shares are repurchased.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A repurchase request will not be in proper form until such additional documentation has been received.
■	Authorized Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of repurchase requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of repurchase requests, these Authorized Institutions may set times by which they must receive repurchase requests. These Authorized Institutions may also require additional documentation from you.

The Repurchase Request Deadline will be strictly observed.

The Fund reserves the right to:

■	Repurchase your Shares in the event an Authorized Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs.
■	Repurchase your Shares if your account balance is below the required Fund minimum. The Fund will not repurchase your Shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional Shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, repurchase your Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Fund.
■	Reinvest any amounts (e.g., dividends, distributions or repurchase proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed checks.

■	Charge a fee in the event a repurchase is made via wire transfer.

The Fund’s repurchases described above will be conducted as part of the Fund’s periodic Repurchase Offers and be subject to the applicable Repurchase Pricing Date and Repurchase Payment Deadline. The Fund will provide the shareholder concerned an advance notice of the Fund’s intention to repurchase the shareholder’s Shares even if not voluntarily tendered.

The Fund will not be responsible for any loss in an investor’s account or tax liability resulting from these repurchases.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange Class A shares of certain other Goldman Sachs Funds into Shares of the Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less. You may also move your investment in the Shares of the Fund into Class A shares of certain other Goldman Sachs Funds in conjunction with quarterly repurchases made by the Fund. In this case, rather than tendering your Shares for cash, you would elect to have the dollar value of those Shares accepted for purchases of shares of the other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchange of Shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that fund. This requirement may be waived at the discretion of the Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Repurchase Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $25,000 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by the Fund in Class A shares of certain other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

What Types Of Reports Will I Be Sent Regarding Investments In Shares?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” (i.e., through your Authorized Institution) you will receive this information from your Authorized Institution. You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. Authorized Institutions may be responsible for providing these or other

SHAREHOLDER GUIDE

reports to their customers who are the beneficial owners of Shares in accordance with the rules that apply to their accounts with the Authorized Institutions. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your financial intermediary or Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution directly to revoke your consent.

The Fund does not generally provide sub-accounting services.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequence of Fund distributions and the sale of your Fund Shares.

     DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will revert back to its prior level after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.)

The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you buy Shares of the Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund Shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. In addition, any loss realized on Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the Shares.

Any loss realized on a sale, exchange or repurchases of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 28% of your distributions and any repurchase proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors are generally subject to U.S. tax withholding at a 30% rate, or if applicable a lower rate under a tax treaty, and may also be subject to U.S. estate tax.

Appendix A
Additional Information on Portfolio Risks,
Securities and Techniques

     A.  General Portfolio Risks

The Fund will be subject to the risks associated with credit-related securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration.

The Investment Adviser may use derivative instruments including financial futures contracts and swap transactions, as well as other types of derivatives, which can be used to shorten and lengthen the duration of the Fund. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders. Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.

As discussed below, the Fund may invest in credit default swaps and loan credit default swaps, which are derivative investments. When the Fund sells a credit default swap (commonly known as selling protection), the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Fund will be the seller of a credit default swap only when the credit of the security is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the Fund’s investment objective and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), state and municipal governmental entities, foreign governments, domestic and foreign corporations, banks and other issuers. Some of these securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

The Fund may invest in non-investment grade securities (i.e., securities rated BB or Ba or below (or comparable unrated securities) commonly referred to as “junk bonds”. Because non-investment grade securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities. Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See “Non-Investment Grade Securities” in “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques.”

Risks of Derivative Investments. The Fund may invest in derivative instruments including, without limitation, options, futures, options on futures, forwards, swaps, interest rate caps and floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified. Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Brokerage

APPENDIX A

commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Foreign Custody Risk. The Fund may hold investment in foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Risks of Illiquid Securities. To the extent consistent with the liquidity requirement described under “Shareholder Guide—How to Sell Shares—Periodic Repurchase Offers, the Fund may invest without limitation in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities include:

■	Domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain Senior Loans and Second Lien Loans
■	Certain CDOs, CBOs, CLOs, bank obligations, non-investment grade securities and other credit instruments
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Securities purchased by the Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The Fund may not be able to readily dispose of illiquid securities at a favorable time or price or at prices approximating those at which the Fund currently values them.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities
■	Cash
■	Cash equivalents
■	Other investments perceived by the Investment Adviser to avoid or lessen the Fund’s exposure to market or other risks

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Non-Investment Grade Securities. Non-investment grade securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situations investments and collateralized loan obligations. Non-investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

Non-investment grade securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. The market value of non-investment grade securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

APPENDIX A

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Senior Loans. The Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Second Lien Loans. The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Special Situation Investments. The Fund may make investments in special situation financings, including in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/

or equity financing, and such investments will typically be made on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.

Distressed Debt. The Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Collateralized Debt Obligations. The Fund may invest in CDOs, which include CLOs, CBOs, and other similarly structured securities. A CLO is a fund typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.

The cashflows from the Fund are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the Fund and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO Fund typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify a under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Loans and Loan Participations. The Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-

APPENDIX A

compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Currency Transactions. The Fund may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your Shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Fund may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price

APPENDIX A

fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Pool Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Fund may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the Fund’s total assets. The Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet repurchase requests. In addition, the Fund may from time to time borrow money, including on a short term basis (to the extent permitted by applicable law) for investment purposes. Although the Fund is permitted to borrow and use other leveraging practices to the full extent permitted under the 1940 Act, the Fund does not currently intend to borrow for leveraging purposes or otherwise use leverage. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps, which may include credit default swaps and loan credit default swaps, involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to

APPENDIX A

receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or a group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on specified security (a group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”), subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their

NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be

APPENDIX A

highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. While asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. There is risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

New Types of Instruments. From time to time the instruments discussed in this Prospectus have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these instruments and newly created instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies.

APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION’S
TABLE OF CONTENTS

INTRODUCTION	B-1
INVESTMENT OBJECTIVE AND POLICIES	B-1
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES	B-2
INVESTMENT RESTRICTIONS	B-40
TRUSTEES AND OFFICERS	B-42
MANAGEMENT SERVICES	B-51
POTENTIAL CONFLICTS OF INTEREST	B-55
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-67
SHARES OF THE FUND	B-68
NET ASSET VALUE	B-69
TAXATION	B-70
PROXY VOTING	B-75
PAYMENTS TO INTERMEDIARIES	B-76
OTHER INFORMATION	B-77
OTHER INFORMATION REGARDING PURCHASES, REPURCHASES, EXCHANGES AND DIVIDENDS	B-78
SERVICE PLAN	B-80
FINANCIAL STATEMENTS	B-80
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	1-A
APPENDIX B ISS GOVERNANCE SERVICES CONCISE SUMMARY OF 2009 U.S. PROXY VOTING GUIDELINES	1-B
APPENDIX C STATEMENT OF INTENTION	1-C

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Index

1	Prospectus Summary

4	Fund Fees and Expenses

5	Use of Proceeds

6	The Fund

6	General Investment Management Approach

7	Fund Investment Objectives and Strategies

9	Other Investment Practices and Securities

10	Principal Risks of the Fund

14	Fund Performance

15	Management of the Fund

18	Additional Information About the Fund

20	Shareholder Guide
	20	Plan of Distribution
	20	How to Buy Shares
	26	How to Sell Shares

32	Taxation

33	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

47	Appendix B Statement of Additional Information’s Table of Contents

Goldman Sachs Credit Strategies Fund Prospectus

     FOR MORE INFORMATION

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

The Fund’s investment company registration number is 811-22280.
GSAM® is a registered service mark of Goldman, Sachs & Co.

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